INVESTOR PRESENTATION
MARCH 2024

ammo INCORPORATED

GUN BROKER.COM

Nasdaq POWW

SAFE HARBOR STATEMENT

This document contains certain “forward-looking statements”. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies, goals and objectives of management for future operations; any statements concerning proposed new products and services or developments thereof; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words, or the negative thereof. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

In our filings with the Securities and Exchange Commission, references to “AMMO, Inc.”, “AMMO”, “the Company”, “we,” “us,” “our” and similar terms refer to AMMO, Inc. and its wholly owned operating subsidiaries.

NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Please see the Supplemental Materials to this presentation for reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures.

We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt and our profitability relative to our sales.

These non-GAAP financial measures have limitations as analytical and comparative tools, and you should consider Adjusted EBITDA and Adjusted EBITDA Margin in addition to, and not as substitutes for, operating income or any other measure of financial performance reported in accordance with GAAP.

INVESTMENT OVERVIEW

MARKET HIGHLIGHTS

IDEALLY SITUATED WITH AN OPTIMIZED SUPPLY CHAIN IN A RECOVERING MARKET PRIMED FOR GROWTH AS GEOPOLITICAL TENSIONS AND POLITICAL UNCERTAINTIES FUEL GROWTH FOR BOTH MILITARY AND COMMERCIAL CONSUMPTION

Adjusted NICS Checks (in millions)

Adjusted NICS checks have risen over the past five election years, pointing to support for increased ammunition demand in late 2024



7.4
7.0
7.0
7.2
7.5
8.0
8.1
9.0
9.5
9.4
10.8
13.8
14.8
13.1
14.2
15.7
14.0
13.1
13.2
21.1
18.5
16.5
15.8
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23

US Historical and Projected Defense Outlays[1]

While slower than historical years, U.S. projected defense outlays are expected to increase at a 3.3% CAGR through 2032



CAGR 4.3%
CAGR 3.3%
$295
$349
$454
$520
$612
$699
$671
$596
$585
$622
$714
$746
$848
$918
$976
$1,028
$1,079
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032

1. US Congressional Budget Office

INVESTMENT HIGHLIGHTS

- GunBroker.com is the largest online marketplace for firearms in the US and expanding from the 'Auction House of Firearms' to the 'Amazon / eBay of Shooting Activities'
- New management team leading transition
- Legacy manufacturing business (AMMO, Inc.) pivoting to higher-margin product mix for sustainable profitability
- New product development improving customer experience (improved check-out) and creating new revenue opportunities (e.g., concierge services for outdoor experiences)
- Excellent balance sheet and strong FCF to support expansion and acquisitions



REASONS TO LISTEN

GUNBROKER.COM (TECH)	AMMUNITION MARKET (MFG)
$1 + BILLION ANNUAL MERCHANDISE VOLUME for FY2023	NEW 185,000 SQ FT. MANUFACTURING FACILITY DOUBLES CAPACITY
80+% GROSS PROFIT MARGIN FROM MERCHANDISE FEE REVENUE	STRATEGIC PIVOT TO HIGHER MARGIN DEEP DRAW RIFLE BRASS PRODUCTS
LARGEST MARKETSHARE IN FIREARM AND AMMUNITION SPACE	MANUFACTURER OF NATO AND RUSSIAN CALIBERS THAT ARE IN HIGH DEMAND BOTH DOMESTICALLY AND INTERNATIONALLY
ENHANCED PLATFORM WITH CARTING ENABLES GREATER TAKE RATE – CURRENT TAKE RATE OF 5-6%	SIGNIFICANT INTERNATIONAL OPPORTUNITIES

GUNBROKER.COM

INCREASED CUSTOMER BASE

- 70% of the US Population shops online
- Marketplace ecommerce sales were forecast to hit $428 billion in 2024 or 33.8% of total online sales[1]

EVOLVING CUSTOMER BASE

- By 2026, 24% of retail purchases are expected to take place online[2]
- Ecommerce sales are expected to grow 10.4% in 2023 [2]

SOCIAL / POLITICAL COMMENTARY

- Legislative or regulatory events bring new & diverse consumers to the platform

AMMUNITION MARKET

GROWING INTERNATIONAL DEMAND

- $22.35B global ammunition market in 2021 and estimated to reach $23.30B in 2030
  - $12B in Small Caliber
  - 3.2% CAGR 2022- 2030

STRONG DEMAND FOR PREMIUM RIFLE

- Customers are looking for flatter, heavier, faster
- 7mm PRC, 6.5 CM, 338 Lapua, 338 Norma, 300 Norma, 264 Int.

NATO AND EASTERN EUROPE WILL BE RESTOCKING FOR THE NEXT TEN YEARS

1. https://www.insiderintelligence.com/content/us-retail-ecommerce-marketplaces-forecast-2023
2. https://www.forbes.com/advisor/business/ecommerce-statistics/#general_e_commerce_statistics_section

MARKETPLACE

GUNBROKER.COM TODAY

GunBroker.com** is the **World's Largest Online Marketplace** of **Firearms and Accessories

HOW IT WORKS

- FFL Performs NICS --> Transfers Gun to Buyer. FFL typically charges Buyer a Transfer Fee



FFL
Buyer
Seller
GUN
BROKER.COM

- Buyer purchases Firearm from Seller on GunBroker.com
- Buyer Pays $ Seller
  Buyer sends FFL's info to Seller
- Seller ships Firearm to FFL

Conveniently transact regulated and unregulated merchandise

Top 600
Ranked in the USA for Traffic

8.0 MILLION
Registered Users

2.4 MILLION
Items Sold in 2023

$1+ BILLION
Annual Gross Merchandise Volume in FY2023

MARKET DYNAMICS


Strong Hunt Shoot
Industry Fundamentals

39% of all

FFL's are Actively engaged on GunBroker.com[1]

15.9 Million

(4.8 Million are first time buyers)

Firearms Sold in the US 2023[2]


Overall On-Line
Consumer Behavior

274.7 Million

Digital Buyers in US in 2023[3]

$1.1 Trillion

Total US Ecommerce sales in 2023[3]

Increased Capability and Go To Market Approach

- Streamlined Checkout Process
- Enhanced Seller Solutions
- Improved Customer Acquisition

1. GunBroker.com Site Data and NICS Reporting by ATF.
2. https://www.nssf.org/articles/2023-record-year-for-firearms-2024-looming-large/
3. https://www.yaguara.co/online-shopping-statistics/

SHOPPING CART AND CHECKOUT PROCESS AS OF MARCH 14, 2024

TRANSACTION 2023


BUYER
GUN
BROKER.COM
FFL Exchange
SINGLE SELLER

TRANSACTION TODAY

7% Cart adoption on March 11, 2024


BUYER
GUN
BROKER.COM
FFL Exchange
MULTIPLE SELLERS

15.6% Cart adoption on March 14, 2024

SHOPPING CART & CHECKOUT

MULTIPLE ITEMS


Shopping Cart
Items in Your Cart
Deselect All
Ammo Inc. 9mm Luger 115 Grain Total Metal Coating (TMC) – 50 Rounds
Item #: 1041234050
Price:
$15.70
Accepts:
Use Alternative Payment Method
Delete
Shop Comparable Items
Glock OEM MAGAZINE G43X/G48 9MM 10RD Glock 43X/48Mag 9mm 47818
Item #: 1040737967
Price:
$24.99
Accepts:
Delete
Shop Comparable Items
GLOCK 48 9MM 4" 10+1 SEMI AUTO PISTOL NEW!
Item #: 1033034637
Price:
$499.99
Accepts:
Use Alternative Payment Method
FFL Required
Delete
Shop Comparable Items

MULTIPLE SELLERS


Checkout
Selected Items
GLOCK 48 9MM 4" 10+1 SEMI AUTO PISTOL NEW!
Item #: 1033034637 | Qty: 1
Unit Price:
$499.99
FFL Required
Shipping Class:
USPS Priority Ma...
FFL / C&R Shipping Address:
NORTH SCOTTSDALE PAWN...
Find FFL
Make Default FFL
Glock OEM MAGAZINE G43X/G48 9MM 10RD Glock 43X/48Mag 9mm 47818
Item #: 1040737967 | Qty: 1
Unit Price:
$24.99
Shipping Class:
USPS Priority Ma...
Shipping Address:
Umarex Usa Gunfest, 7700 CHAD C...
Ammo Inc. 9mm Luger 115 Grain Total Metal Coating (TMC) – 50 Rounds
Item #: 1041234050 | Qty: 1
Unit Price:
$15.70
Shipping Class:
Ground - $14.99
Shipping Address:
Umarex Usa Gunfest, 7700 CHAD C...
Summary
Detailed
Enter Coupon Code
Apply
Merchandise: $540.68
Shipping: $49.48
Est. Taxes/Fees: $53.81
Total Payable: $643.97
Proceed to Payment (3)

COLLECTOR'S ELITE AUCTIONS

Specialty site cataloging high-end auctions hosted on GunBroker.com.

Invite-only to sell.
Buyers premium option - cap final value
All transactions (bidding/buying/checkout) are conducted on GunBroker.com


COLLECTOR'S ELITE
AUCTIONS
Current Bid
$32,975.00
Starting Bid
$0.01
Buy Now Price Was
$0.00
No Reserve!
100 Bids | Bid History
Time Left | 15 min rule
Item has Ended
Ending Time
3/10/2024 10:00 PM
Item viewed 68815 times.


WELCOME TO
COLLECTOR'S ELITE AUCTIONS
CURRENT AUCTIONS
UPCOMING AUCTIONS
PAST AUCTIONS


FEATURED AUCTIONS
YOU MAY ALSO LIKE...
TOP SHOTGUNS
ANTIQUE FIREARMS
ABOUT OUR SERVICE

MARKETING: LIFESTYLE CAMPAIGNS BY PERSONA

COLLECTOR


EVERYTHING FROM CLASSICS TO MODERN MARVELS
REVOLVERS
SHOP NOW
LEVER-ACTION GUNS
FROM NEW TO OLD
SHOP NOW
ADD SOME BLING TO YOUR BANG!
GOLD PLATED GUNS
SHOP NOW
GUNS from WWII
SHOP NOW
THEY DON'T MAKE THEM LIKE THEY USED TO.
ANTIQUE FIREARMS
SHOP NOW
A HENRY FOR EVERY OCCASION
TRIBUTE & SPECIAL EDITION HENRY RIFLES
SHOP NOW
HENRY

PREMIUM


ELITE 1911s
ONLY THE BEST WILL DO.
SHOP NOW
SHOTGUNS FOR THE GENERATIONS.
HEIRLOOM SHOTGUNS
SHOP NOW
FANTASY FIREARM
LISTINGS
SHOP NOW

VALUE BASED


HOW TO FIND THE
BEST DEALS
ON GunBroker.com
LEARN MORE
FIND THE RIGHT GUN
FOR EVERY BUDGET
SHOP NOW
AUCTIONS ENDING TONIGHT
STARTING AT 1¢
NO RESERVE

INTERESTS


HUNTING SEASON
EMBRACE THE TRADITION
SHOP NOW
HUNT TEXAS EXOTICS
OPEN SEASON NEARLY YEAR-ROUND
SHOP NOW
PRIME TIME
RABBIT HUNTING
SHOP NOW
ICE FISHING IS HERE.
GET OUT THERE.
SHOP NOW
CELEBRATE
NATIONAL LAW ENFORCEMENT
APPRECIATION DAY
BACK THE BLUE!
CONCEALED CARRY & PERSONAL DEFENSE
SHOP NOW

ACCESSORIES


MAKE IT YOUR OWN.
GUNSMITHING
SHOP NOW
Keep Your Investment
SAFE & SECURE
SHOP NOW
PREP YOUR GUN FOR THE NEW YEAR.
GUN CLEANING & STORAGE
SHOP NOW
RELOAD WITH CONFIDENCE.
RELOADING
SHOP NOW
SHOP
ARCHERY
& START PRACTICING NOW!
SHOP NOW
THE WILD IS CALLING.
COME PREPARED!
Browse Camping Gear Now!
SHOP NOW

MARKETPLACE REVENUE: CURRENT AND FUTURE

CURRENT REVENUE

Final Value Fee - The Final Value Fee is assessed when the listing sells and is based on the price that the item is sold for.

Optional Listing Fees - Revamping listing options for enhanced buyer and seller experience

Advertising - Two times growth projection for FY 2025



REVENUE EXPANSION

Carting and Streamlined Payment – Enables cross selling opportunities, multi-item and multi-seller checkout

Ancillary Product Categories for the Outdoor Enthusiast - Ancillary categories significantly expand market opportunity.

Collector's Elite - Higher revenue, invite only for sellers.

Analytics - Analytics revenue stems from the sale of customized reporting solutions tailored to industry marketplace trends.

Services - An upcoming feature facilitating experience offerings for various services including safaris, guided fishing, gunsmithing, and more.

Category Take Rate Improvement - Non-restricted and accessories

Shipping / Shipping Insurance - Centralized resource within the platform

Financing - Seller solution

HISTORICAL TAKE RATE (CALENDAR YEAR)



~3.5%
Fairly minimal changes to fee structure and site functionality
~4.5%
Revised fee structure by category
~5.5%
Compliance fee
7% - 9% Avg
Improved user functionality, merchandise selection and web site traffic
• Cart live on March 14, 2024
• Higher add-on sales
• Collector's Elite Program
• Predetermined Kits
• Improved search
• User Reviews with photos
• Website Redesign
• Additional Categories
• Brand Ambassadors
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

FINANCIAL GOALS OVER NEXT 3 YEARS

- 10% YOY targeted growth
- Trailing 36-month Annual Average Gross Merchandise Volume of $1.3 Billion
- Increasing take rate from 6% to 7%-9%
  - Tiered fee structure
  - Attractive shipping offerings
  - Advertising
  - Customized Analytics Solutions
  - Cross-selling and suggestive pay to click

GUN BROKER.COM 1999 25 2024 YEARS

3-to-5-Year View

Profitable Growth

YEAR 1

Near-term

- Launched Carting Capabilities
- Add-on enablement for cart
- Transitioned to Pro Active Customer Service Model
- Lifestyle campaigns by persona
- Brand awareness
- GunBroker podcast launch

YEARS 2–3

Mid-term

- Financing of Cart
- Website Visual Refresh
- Expanded Outdoor Category Offerings
- Marketing/Advertising Services Model
- Social Engagement Platform
- Position GB as a solution to Legislation/Regulation
- Pull in AI and other customer engagement tools

YEARS 4–5

Long-term

- Expand Service offerings
  - Industry Masters Networking Events
  - Industry Forecasting Tools
  - GeoTargeted Knowledge Resource for Industry Compliance
- Establish new markets
  - Fishing and Off-Road (example)
  - Other Regulated Markets
- M&A
  - Financers of firearm/ammunition
  - Domains and Trademarks

AMMUNITION DIVISION

MANUFACTURING INVESTMENTS TO SUPPORT LONG TERM GROWTH

AMMO INC.'S AMMUNITION DIVISION'S NEW MANUFACTURING FACILITY INCREASES LEGACY AMMUNITION PRODUCTION AND BRINGS NEW CAPABILITIES VIA NEW LINES AND EXPANSION OF RIFLE BRASS PRODUCTION

- ~$30M CapEx in FY2022 and FY2023 culminated in the opening of a 185,000 sq. ft. facility with training areas, production lines, inspection lines, 12 shipping bays, and 18,000 sq. ft. of office space
- New capabilities include 50 caliber brass production and an increase in medium action rifle brass capacity by nearly 150%
- The Manitowoc facility will eliminate delivery issues and significantly widen AMMO, Inc.'s product offering

Core Capabilities

1. Brass Production
2. Bullet Production
3. Case Priming
4. Cartridge Assembly
5. Quality Control



Manufacturing Expertise

- All 14 Shell case Manufacturing Processes In-House
- Difficult to Replicate Asset Base
- Highly Skilled and Sought-After Workforce

Leading Innovation

- Differentiated Processes and Capabilities
- Proprietary Solutions Developed for US Military
- 2 Patents and 7 Trademarks

Elite Product Performance

- Streak Line is Highly Coveted Among MIL & LE Partners
- Reputation for Excellence in Centerfire Rifle Shell cases
- Produce 33 Rifle and 15 Pistol Calibers of Highly Reliable and Accurate Ammunition
- Globally Significant Supplier of Critical Shell Cases and Ammunition

BUILD-OUT OF MANUFACTURING FACILITY

- Acquisition of Pelican Tooling to develop internal tooling capabilities
  - CAPEX - $0.4M
- Cost Out Initiatives – Bunter Mfg.
  - CAPEX - $1.3M
- Redundancy - Rifle Case Production
  - CAPEX - $0.8M
- Annealing Oven – Body Annealing
  - CAPEX - $0.7M
- Streak Automation
  - CAPEX - $0.35M
- Press Rebuild – Medium Action
  - Cervo Press Rebuild – Operational 11/15/2023



AMMUNITION COMPONENTS


PISTOL
PROJECTILE
The object that goes down range toward intended target
POWDER
Nitrocellulose-based propellent, also refered to as "grain"
BRASS
Drawn brass case manufactured to chamber dimensions to hold pressures to match cartridge specs
PRIMER
Catalyst containing explosive mixture that ignites the gun powder
RIFLE

LEADING CENTERFIRE RIFLE SHELL CASE CAPABILITIES

THE AMMUNITION DIVISION'S UNIQUE, HIGHLY COVETED CENTERFIRE RIFLE SHELL CASE VALUE PROPOSITION

Centerfire Rifle Shell Cases are Complex…



Mouth
Neck
Shoulder
Web
Flash Hole
Body
Extraction Groove
Rim
Head
Primer Pocket

…and Difficult to Manufacture…

Multi-Step Process Comprising Each of the Below Unique Stages

- Drawing
- Annealing
- Cleaning/Washing
- 2- Step Drawing
- Annealing
- Cleaning/Wash
- Heading/Venting
- Should/er/Necking
- Trim
- Extraction Groove
- Polishing

…with Incredibly High Needs for Quality

Key Quality and Performance Attributes

- ✓ Concentricity
- ✓ Size of Primer Pocket, Rim and Extraction Groove
- ✓ Web Thickness
- ✓ Perfect
- ✓ Hardness, Reliability, and
- ✓ Consistency

Durability to Withstand Extreme Pressures

PIVOT TO HIGHER MARGIN PRODUCT MIX

AMMO, INC. PRODUCT MIX 2023
47% BRASS & RIFLE AMMO


12%
41%
31%
16%
ammo INCORPORATED
Pistol Ammo
Rifle Ammo
Brass Sales
Other

PIVOT – FUTURE PRODUCT MIX
65% BRASS & RIFLE AMMO


40%
35%
25%
ammo INCORPORATED
Pistol Ammo
Rifle Ammo
Brass Sales

STRATEGIC ACCOUNT MANAGEMENT

ONLINE / RETAIL

- Bass Pro Shops
- Cabela's
- SCHEELS GEAR. PASSION. SPORTS.
- Sportsman's Warehouse
- Dunham's Sports
- Fleet Farm
- BIG 5 Sporting Goods
- Academy Sports + Outdoors
- Palmetto State Armory
- AL'S Sporting Goods
- Rural King America's Farm and Home Store
- BI-MART
- Sportsman's Guide
- MidwayUSA
- OpticsPlanet.com
- Lucky Gunner

SHOOTING RANGES

- RANGE USA
- Shoot Straight
- Magnum Shooting Center
- Granite State Indoor Range
- Guns-N-Gear Madison, Mississippi
- MAXON Shooter's Supplies and Indoor Range
- Impact Guns
- Shooters World Guns • Range • Training
- Kings Gun Center
- Tombstone Tactical
- Scottsdale Gun Club
- Eagle Sports Range
- Kentucky Gun Co
- Top Gun Indoor Range
- Green Top Shooting Range

DISTRIBUTORS

- Sports South LLC
- Hicks Inc.
- Iron Valley Supply Co. Est. 1923
- AmChar Wholesale Inc.
- Orion Wholesale
- RSR Group
- TGD Tactical Gear Distributors
- Bill Hicks & Co. Ltd

BUY GROUPS

- NBS Nation's Best Sports
- Sports Inc.
- Worldwide
- Mid-States
- Do it Best Corp.

SALES & CHANNEL MANAGEMENT

EXPAND CHANNELS AND PRESENCE WITH TARGETED INITIATIVES AND NEW PRODUCTS

Objectives

- Target and build key customer relationships through Strategic Account Management
- Align demand plan with operations
- Begin exploration of expanding into other classes of trade – OEM/LE/Gov

Investment

- Rebrand initiative of premium rifle with consumers
- Strategic events for marketing and customer retention
- Enhance Brand Portfolio at Retail
- Continued investment in cost out initiatives with 1-2 year ROI

Deliverables

- Sales plan of $100M+

Loaded Ammunition Marginality

- Pistol +5%
- Rifle +20%

Brass Casings

- Brass - Rifle +35%
- Brass - Pistol +10% - OH

SALES & CHANNEL MANAGEMENT

KEY GROWTH DRIVERS REPRESENTING AMMO INC'S AMMUNITION DIVISION'S GROWTH

REBRANDING

Rebranding of Consumer-Facing Ammunition Packaging

- Readable from 10 feet
- Clearly depicts metrics and drop chart
- Proper language and packaging requirements for int. sales



9MM
STREAK
9MM
STEALTH
9MM
HUNT LR
6.5
HUNT SP
223 REM
HUNT CS
300

MILITARY / LAW ENFORCEMENT

Highly Attractive Opportunity to Continue Growth and Diversification via M/LE Initiatives

Select initiatives:

AP
Next Generation Armor Piercing Rounds

BMMPR
Ballistically Matched Multi-Purpose Round

IHVAC
Intermediate High Velocity Assault Cartridge

OWL
One-Way Luminescent Technology

SoT
Signature on Target

KEY CUSTOMER AGREEMENTS

Opportunity to Grow OEM Supplier Agreements Following Successful Execution of ZRO Delta Contract

- ZRO Delta contract leverages new 50 caliber line
- 6,400,000 units of 12.7x108mm 50 caliber rifle brass
- Contributes to high-margin rifle casing production that
- Proving performance on delivery of the ZRO Delta contract will allow AMMO to restore relationships with key OEM customers and secure more high-volume contracts in high-margin product categories

3-to-5-Year View

Profitable Growth

YEAR 1

Near-term

- Organizational alignment
- Strategic account management
- Focus on rifle ammunition & brass sales for OEM and international customer base and drive high-margin pistol products as we transition
- Rebranding complete and on shelf
- In-house tooling with acquisition of Pelican tooling

Years 2–3

Mid-term

- New products
- Build superior brand around rifle ammunition
- Continue expansion of customer-base internationally
- Leverage Streak Brand in LE/Mil Market
- Projectile manufacturing
- Packaging automation
- Expansion of rifle loading capabilities

Years 4–5

Long-term

- New products
- Portfolio expansion in premium rifle
- Acquisitions/divestitures
  - Projectile Manufacturers
  - Primer Manufacturers
- Strategically target and execute profitable segments utilizing AMMO's size and agility
- Capacity expansion
- LE/MIL/International Expansion

FINANCIAL GOALS OVER NEXT 3 YEARS

Revenue Goals exceeding $150M

<u>Financial Targets</u>:

- Gross Profit Margins: 25%+
- EBITDA Margins: 20%+
- Maximum Capacity:
  - 600M to 700M Cartridges / Brass Casings
  - At 80% OEE Rate
  - Stroke and Machine Capacity to Exceed 900M



SUMMARY

- GunBroker.com is the Largest Online Marketplace for Firearms in the U.S.
- New Management Team Leading Transition from Manufacturing Model to Technology Model
- GunBroker.com Expanding From the 'Auction House of Firearms' to the 'Amazon / eBay of Shooting Activities'
- Legacy Manufacturing Business Pivoting to Higher Margin Product Mix and Sustainable Profitability
- Excellent Balance Sheet and Strong FCF to Support Expansion and Acquisitions



THANK YOU

APPENDIX

COMPANY SNAPSHOT

Market Statistics[1,3]			
Share Price	$2.50	Diluted Shares Outstanding[2]	118.4 million
52 Week High	$3.15	Market Capitalization	$296.7 million
52 Week Low	$1.57	Debt (as of 12/31/2023)	$13.4 million
Avg. Daily Volume (3 Months)	669,490	Cash (as of 12/31/2023)	$54.7 million
Insider Ownership	24.7%	Enterprise Value	$255.1 million

LTM Share Price Performance[1,3]



$4.00
$3.00
$2.00
$1.00
$0.00
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Volume
Close

1. As of 3/15/2023, except as otherwise noted.
2. Treasury stock method as of 12/31/23
3. Source: Public filings, Yahoo Finance, and management.

INTRODUCTION AND ROADMAP

2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025

October 2016
Fred Wagenhals founds AMMO, Inc.

December 2016
AMMO consummates a merger and begins trading OTC in February 2017

September 2017
AMMO acquires the exclusive license to hybrid luminescence technology used in STREAK ammunition

October 2018
AMMO acquires SW Kenetics and armor piercing projectile patented technology

March 2019
AMMO closes JMC brass case division acquisition

March 2020
The Company expands manufacturing capabilities in Arizona and Wisconsin to meet significant increase in demand from commercial customers

December 2020
Company lists on Nasdaq

May 2021
AMMO acquires GunBroker.com

August 2022
Company opens 185,000 sq. ft. manufacturing plant in Wisconsin

March 2024
Processing with multi-item cart. GB begins centralized CC Processing

Summer 2024
Financing cart

RIFLE CALIBERS PRODUCED IN HOUSE

RIFLE

- 308
- 22-250
- 7mm-08
- 243
- 6.8 X 51
- 30-06
- 270
- 25-06
- 35 Whelan - NP
- 350 Legend - NP
- 45-70 – NP
- 7.62 X 39
- 5.45 X 39 - NP
- 6.5 CM
- 6mm CM
- 6.5 Grendel
- 6mm Arc
- 4.6
- 50BMG
- 12.7 X 108
- 338 Lapua
- 338 Norma Magnum
- 300 Norma Magnum
- 7mm PRC - New
- 6.5mm PRC
- 300WM
- 7REM MAG
- 6MM ARC
- 45-70
- 350 Legend
- 300BLK
- 223/5.56 X 45
- 7.62 X 51



PISTOL CALIBERS PRODUCED IN HOUSE

PISTOL

- 9mm
- 25Auto
- 32Auto
- 380Auto
- 38SPL
- 38SUPER
- 357M
- 40SW
- 357 Sig
- 45Auto
- 44 MAG
- 45 LC
- 450 BM - New
- 10mm
- 44SW



AMMO MANUFACTURING

Manufacturing Site

- 185,000 sq. ft. facility: training facility, 12 shipping bays, 200-meter indoor ballistic range
- Opened in August 2022 in Manitowoc, WI (AMMO/JMC plant)
- Footprint to expand another 40,000 sq. ft., 37 acres with options on an additional 38 contiguous acres
- H-Occupancy loading bay for handling Fuses & Explosives
- Leading OEM rifle/pistol brass manufacturer in the US
- Capacity and footprint to scale to 1B
- Over $100M in assets



Patented Technologies

- One-Way Luminescence (O.W.L.) for pistol and rifle projectiles
- Hardened armor piercing and incendiary projectiles

Deep Draw – Rifle Brass

- Jagemann is known as the leading OEM rifle brass manufacturer in the industry
- Calibers include but not limited to 50 Cal, 338 NM, 338 Lapua, 300 NM, 7mm PRC, 6mm PRC, 6.5 CM, 7.62X51, 6mm ARC, 30-06, 6.5 Grendel